EXHIBIT 99.1

DISH to Acquire EchoStar’s BSS Business in an All-Stock, Tax-Free Transaction Valued at Approximately $800 million

ENGLEWOOD, Colo.—May 20, 2019 -- DISH Network Corporation and EchoStar Corporation today announced they have executed an agreement that will transfer certain EchoStar operations and other assets that comprise the company’s Broadcast Satellite Service (BSS) business, including nine direct broadcast satellites and the certain key employees responsible for satellite operations, licensing for the 61.5-degree orbital slot, and select real estate properties to DISH in exchange for approximately 22.9 million shares of DISH Network Corporation stock that will be distributed to EchoStar shareholders.

“In 2017, when DISH acquired the EchoStar assets that we needed to deliver the DISH TV and Sling TV customer experiences, key broadcast satellite operations and services remained with EchoStar,” said DISH President and CEO Erik Carlson. “This transaction brings those operations, including the BSS satellites, associated assets and key team members, in house and we expect those additions will create operational efficiencies and improve both free cash flow and EBITDA.”

DBS spacecraft involved in the transaction will include EchoStar VII, EchoStar X, EchoStar XI, EchoStar XII, EchoStar XIV, EchoStar XVI, EchoStar XXIII, Nimiq 5 and QuetzSat-1.

The transaction is structured in a manner to be a tax-free exchange and is expected to close in the second half of 2019, subject to satisfaction or waiver of closing conditions.

BofA Merrill Lynch acted as financial advisor to DISH Network Corporation in the transaction. Sullivan & Cromwell LLP acted as legal counsel for DISH Network Corporation in the transaction.

About DISH

DISH Network Corporation is a connectivity company. Since 1980, it has served as the disruptive force in pay-TV, driving innovation and value on behalf of consumers. Through its subsidiaries, the company provides television entertainment and award-winning technology to millions of customers with its satellite DISH TV and streaming Sling TV services. DISH operates a national in-home installation workforce, as well as an advertising sales group delivering targeted advertising solutions on DISH TV and Sling TV. In addition to its TV services, DISH has commenced buildout of a national narrowband "Internet of Things" network to provide innovative connectivity solutions and applications through its strategic spectrum portfolio. DISH Network Corporation (NASDAQ: DISH) is a Fortune 250 company.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about the benefits of the transaction, including future financial and operating results and DISH Network Corporation's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties and other factors is set forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2018 and any subsequent quarterly reports on Form 10-Q. Risks and uncertainties relating to the proposed transaction include, but are not limited to, the possibility that the transaction will not be completed, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the transaction, adverse effects on the market price of DISH Network Corporation’s common stock, adverse effects on DISH Network Corporation’s operating results for any reason, including, without limitation, because of a failure to complete the transaction, failure to realize the expected benefits of the transaction, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect DISH Network Corporation following the transaction. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation to update these forward-looking statements. Nothing herein shall be deemed to be a forecast, projection or estimate of the future financial performance of DISH Network Corporation following the completion of the transaction.

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Media Contact

John Hall

303-723-1968

johnw.hall@dish.com